RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2018

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President, Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Marketing & Communications
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “tangible book value per common share”, “tangible book value per common share plus accumulated dividends", "retained fixed maturity and short term investments, at fair value" and “managed catastrophe premium.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 21 through 25 for Comments on Regulation G.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Highlights
Gross premiums written	$547,755	$625,677	$977,343	$1,159,652	$407,766	$3,310,427	$2,797,540
Net premiums written	$411,094	$453,255	$604,509	$663,044	$288,223	$2,131,902	$1,871,325
Net premiums earned	$574,613	$531,849	$429,385	$440,282	$421,473	$1,976,129	$1,717,575
Net claims and claim expenses incurred	477,638	410,510	60,167	171,703	304,064	1,120,018	1,861,428
Acquisition expenses	120,465	109,761	105,052	97,711	98,598	432,989	346,892
Operating expenses	58,859	40,593	37,543	41,272	29,192	178,267	160,778
Underwriting (loss) income	$(82,349)	$(29,015)	$226,623	$129,596	$(10,381)	$244,855	$(651,523)

Net investment income	$53,338	$80,696	$71,356	$56,476	$73,464	$261,866	$222,209
Net realized and unrealized (losses) gains on investments	(88,654)	13,630	(17,901)	(82,144)	(7,716)	(175,069)	135,822
Total investment result	$(35,316)	$94,326	$53,455	$(25,668)	$65,748	$86,797	$358,031

Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(83,906)	$32,681	$191,788	$56,713	$(3,452)	$197,276	$(244,770)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$1,168	$20,587	$209,631	$135,209	$41,353	$366,595	$(332,300)

Total assets	$18,676,196	$17,096,394	$17,023,378	$15,922,202	$15,226,131	$18,676,196	$15,226,131
Total shareholders' equity attributable to RenaissanceRe	$5,045,080	$4,886,521	$4,860,061	$4,436,253	$4,391,375	$5,045,080	$4,391,375

Per share data
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(2.10)	$0.82	$4.78	$1.42	$(0.09)	$4.91	$(6.15)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$0.02	$0.52	$5.23	$3.40	$1.05	$9.17	$(8.35)
Dividends per common share	$0.33	$0.33	$0.33	$0.33	$0.32	$1.32	$1.28
Book value per common share	$104.13	$105.21	$104.56	$100.29	$99.72	$104.13	$99.72
Tangible book value per common share (1)	$97.85	$98.58	$97.87	$93.63	$93.23	$97.85	$93.23
Tangible book value per common share plus accumulated dividends (1)	$117.17	$117.57	$116.53	$111.96	$111.23	$117.17	$111.23
Change in tangible book value per common share plus change in accumulated dividends (1)	(0.4)%	1.1%	4.9%	0.8%	0.1%	6.4%	(7.2)%

Financial ratios
Net claims and claim expense ratio - current accident year	96.0%	79.0%	50.4%	46.1%	81.0%	70.4%	110.8%
Net claims and claim expense ratio - prior accident years	(12.9)%	(1.8)%	(36.4)%	(7.1)%	(8.9)%	(13.7)%	(2.4)%
Net claims and claim expense ratio - calendar year	83.1%	77.2%	14.0%	39.0%	72.1%	56.7%	108.4%
Underwriting expense ratio	31.2%	28.3%	33.2%	31.6%	30.4%	30.9%	29.5%
Combined ratio	114.3%	105.5%	47.2%	70.6%	102.5%	87.6%	137.9%
Return on average common equity - annualized	(7.8)%	3.1%	18.6%	5.7%	(0.3)%	4.7%	(5.7)%
Operating return on average common equity - annualized (1)	0.1%	1.9%	20.3%	13.5%	4.2%	8.8%	(7.7)%
Total investment return - annualized	(1.2)%	3.3%	2.0%	(1.0)%	2.6%	0.8%	3.6%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Revenues
Gross premiums written	$547,755	$625,677	$977,343	$1,159,652	$407,766	$3,310,427	$2,797,540
Net premiums written	$411,094	$453,255	$604,509	$663,044	$288,223	$2,131,902	$1,871,325
Decrease (increase) in unearned premiums	163,519	78,594	(175,124)	(222,762)	133,250	(155,773)	(153,750)
Net premiums earned	574,613	531,849	429,385	440,282	421,473	1,976,129	1,717,575
Net investment income	53,338	80,696	71,356	56,476	73,464	261,866	222,209
Net foreign exchange (losses) gains	(932)	(4,566)	(10,687)	3,757	(490)	(12,428)	10,628
Equity in earnings of other ventures	4,143	7,648	5,826	857	2,200	18,474	8,030
Other income (loss)	5,489	497	1,225	(1,242)	2,362	5,969	9,415
Net realized and unrealized (losses) gains on investments	(88,654)	13,630	(17,901)	(82,144)	(7,716)	(175,069)	135,822
Total revenues	547,997	629,754	479,204	417,986	491,293	2,074,941	2,103,679
Expenses
Net claims and claim expenses incurred	477,638	410,510	60,167	171,703	304,064	1,120,018	1,861,428
Acquisition expenses	120,465	109,761	105,052	97,711	98,598	432,989	346,892
Operational expenses	58,859	40,593	37,543	41,272	29,192	178,267	160,778
Corporate expenses	12,108	6,841	8,301	6,733	4,237	33,983	18,572
Interest expense	11,765	11,769	11,768	11,767	11,777	47,069	44,193
Total expenses	680,835	579,474	222,831	329,186	447,868	1,812,326	2,431,863
(Loss) income before taxes	(132,838)	50,280	256,373	88,800	43,425	262,615	(328,184)
Income tax benefit (expense)	8,852	(1,451)	(4,506)	3,407	(41,226)	6,302	(26,487)
Net (loss) income	(123,986)	48,829	251,867	92,207	2,199	268,917	(354,671)
Net loss (income) attributable to noncontrolling interests	49,269	(6,440)	(54,483)	(29,899)	(56)	(41,553)	132,282
Net (loss) income attributable to RenaissanceRe	(74,717)	42,389	197,384	62,308	2,143	227,364	(222,389)
Dividends on preference shares	(9,189)	(9,708)	(5,596)	(5,595)	(5,595)	(30,088)	(22,381)
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(83,906)	$32,681	$191,788	$56,713	$(3,452)	$197,276	$(244,770)

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(2.10)	$0.82	$4.78	$1.42	$(0.09)	$4.91	$(6.15)
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(2.10)	$0.82	$4.78	$1.42	$(0.09)	$4.91	$(6.15)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$0.02	$0.52	$5.23	$3.40	$1.05	$9.17	$(8.35)

Return on average common equity - annualized	(7.8)%	3.1%	18.6%	5.7%	(0.3)%	4.7%	(5.7)%
Operating return on average common equity - annualized (1)	0.1%	1.9%	20.3%	13.5%	4.2%	8.8%	(7.7)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended December 31, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$199,918	$347,837	$—	$547,755
Net premiums written	$170,647	$240,447	$—	$411,094
Net premiums earned	$328,585	$246,027	$1	$574,613
Net claims and claim expenses incurred	275,700	202,047	(109)	477,638
Acquisition expenses	50,817	69,650	(2)	120,465
Operational expenses	37,021	21,762	76	58,859
Underwriting (loss) income	$(34,953)	$(47,432)	$36	$(82,349)

Net claims and claim expenses incurred - current accident year	$324,118	$227,289	$—	$551,407
Net claims and claim expenses incurred - prior accident years	(48,418)	(25,242)	(109)	(73,769)
Net claims and claim expenses incurred - total	$275,700	$202,047	$(109)	$477,638

Net claims and claim expense ratio - current accident year	98.6%	92.4%		96.0%
Net claims and claim expense ratio - prior accident years	(14.7)%	(10.3)%		(12.9)%
Net claims and claim expense ratio - calendar year	83.9%	82.1%		83.1%
Underwriting expense ratio	26.7%	37.2%		31.2%
Combined ratio	110.6%	119.3%		114.3%

	Three months ended December 31, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$95,166	$312,600	$—	$407,766
Net premiums written	$82,286	$205,926	$11	$288,223
Net premiums earned	$215,046	$206,416	$11	$421,473
Net claims and claim expenses incurred	181,712	123,225	(873)	304,064
Acquisition expenses	38,699	59,898	1	98,598
Operational expenses	17,353	11,840	(1)	29,192
Underwriting (loss) income	$(22,718)	$11,453	$884	$(10,381)

Net claims and claim expenses incurred - current accident year	$210,340	$131,057	$—	$341,397
Net claims and claim expenses incurred - prior accident years	(28,628)	(7,832)	(873)	(37,333)
Net claims and claim expenses incurred - total	$181,712	$123,225	$(873)	$304,064

Net claims and claim expense ratio - current accident year	97.8%	63.5%		81.0%
Net claims and claim expense ratio - prior accident years	(13.3)%	(3.8)%		(8.9)%
Net claims and claim expense ratio - calendar year	84.5%	59.7%		72.1%
Underwriting expense ratio	26.1%	34.8%		30.4%
Combined ratio	110.6%	94.5%		102.5%

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Year ended December 31, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,760,926	$1,549,501	$—	$3,310,427
Net premiums written	$1,055,188	$1,076,714	$—	$2,131,902
Net premiums earned	$1,050,831	$925,298	$—	$1,976,129
Net claims and claim expenses incurred	497,895	622,320	(197)	1,120,018
Acquisition expenses	177,912	255,079	(2)	432,989
Operational expenses	112,954	64,883	430	178,267
Underwriting income (loss)	$262,070	$(16,984)	$(231)	$244,855

Net claims and claim expenses incurred - current accident year	$719,185	$671,582	$—	$1,390,767
Net claims and claim expenses incurred - prior accident years	(221,290)	(49,262)	(197)	(270,749)
Net claims and claim expenses incurred - total	$497,895	$622,320	$(197)	$1,120,018

Net claims and claim expense ratio - current accident year	68.4%	72.6%		70.4%
Net claims and claim expense ratio - prior accident years	(21.0)%	(5.3)%		(13.7)%
Net claims and claim expense ratio - calendar year	47.4%	67.3%		56.7%
Underwriting expense ratio	27.7%	34.5%		30.9%
Combined ratio	75.1%	101.8%		87.6%

	Year ended December 31, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,440,437	$1,357,110	$(7)	$2,797,540
Net premiums written	$978,014	$893,307	$4	$1,871,325
Net premiums earned	$931,070	$786,501	$4	$1,717,575
Net claims and claim expenses incurred	1,297,985	565,026	(1,583)	1,861,428
Acquisition expenses	113,816	233,077	(1)	346,892
Operational expenses	94,194	66,548	36	160,778
Underwriting (loss) income	$(574,925)	$(78,150)	$1,552	$(651,523)

Net claims and claim expenses incurred - current accident year	$1,343,581	$558,843	$—	$1,902,424
Net claims and claim expenses incurred - prior accident years	(45,596)	6,183	(1,583)	(40,996)
Net claims and claim expenses incurred - total	$1,297,985	$565,026	$(1,583)	$1,861,428

Net claims and claim expense ratio - current accident year	144.3%	71.1%		110.8%
Net claims and claim expense ratio - prior accident years	(4.9)%	0.7%		(2.4)%
Net claims and claim expense ratio - calendar year	139.4%	71.8%		108.4%
Underwriting expense ratio	22.3%	38.1%		29.5%
Combined ratio	161.7%	109.9%		137.9%

4

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Gross premiums written	$199,918	$301,413	$552,627	$706,968	$95,166
Net premiums written	$170,647	$232,632	$297,832	$354,077	$82,286
Net premiums earned	$328,585	$293,059	$204,138	$225,049	$215,046
Net claims and claim expenses incurred	275,700	265,857	(74,269)	30,607	181,712
Acquisition expenses	50,817	45,524	40,850	40,721	38,699
Operational expenses	37,021	25,577	23,810	26,546	17,353
Underwriting (loss) income	$(34,953)	$(43,899)	$213,747	$127,175	$(22,718)

Net claims and claim expenses incurred - current accident year	$324,118	$268,022	$68,876	$58,169	$210,340
Net claims and claim expenses incurred - prior accident years	(48,418)	(2,165)	(143,145)	(27,562)	(28,628)
Net claims and claim expenses incurred - total	$275,700	$265,857	$(74,269)	$30,607	$181,712

Net claims and claim expense ratio - current accident year	98.6%	91.5%	33.7%	25.8%	97.8%
Net claims and claim expense ratio - prior accident years	(14.7)%	(0.8)%	(70.1)%	(12.2)%	(13.3)%
Net claims and claim expense ratio - calendar year	83.9%	90.7%	(36.4)%	13.6%	84.5%
Underwriting expense ratio	26.7%	24.3%	31.7%	29.9%	26.1%
Combined ratio	110.6%	115.0%	(4.7)%	43.5%	110.6%

	Three months ended
Casualty and Specialty Segment	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Gross premiums written	$347,837	$324,264	$424,716	$452,684	$312,600
Net premiums written	$240,447	$220,623	$306,677	$308,967	$205,926
Net premiums earned	$246,027	$238,791	$225,247	$215,233	$206,416
Net claims and claim expenses incurred	202,047	144,671	134,524	141,078	123,225
Acquisition expenses	69,650	64,238	64,201	56,990	59,898
Operational expenses	21,762	14,976	13,552	14,593	11,840
Underwriting (loss) income	$(47,432)	$14,906	$12,970	$2,572	$11,453

Net claims and claim expenses incurred - current accident year	$227,289	$151,904	$147,520	$144,869	$131,057
Net claims and claim expenses incurred - prior accident years	(25,242)	(7,233)	(12,996)	(3,791)	(7,832)
Net claims and claim expenses incurred - total	$202,047	$144,671	$134,524	$141,078	$123,225

Net claims and claim expense ratio - current accident year	92.4%	63.6%	65.5%	67.3%	63.5%
Net claims and claim expense ratio - prior accident years	(10.3)%	(3.0)%	(5.8)%	(1.8)%	(3.8)%
Net claims and claim expense ratio - calendar year	82.1%	60.6%	59.7%	65.5%	59.7%
Underwriting expense ratio	37.2%	33.2%	34.5%	33.3%	34.8%
Combined ratio	119.3%	93.8%	94.2%	98.8%	94.5%

5

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Revenues
Gross premiums written	$33,940	$53,328	$159,864	$139,664	$5,145	$386,796	$322,186
Net premiums written	$26,108	$50,994	$123,074	$116,996	$2,832	$317,172	$281,492
Decrease (increase) in unearned premiums	72,709	39,717	(68,497)	(52,623)	60,210	(8,694)	2,750
Net premiums earned	98,817	90,711	54,577	64,373	63,042	308,478	284,242
Net investment income	13,543	12,327	11,111	10,078	9,488	47,059	33,643
Net foreign exchange (losses) gains	(244)	131	50	505	(70)	442	436
Other income	209	210	69	1	—	489	680
Net realized and unrealized gains (losses) on investments	427	(3,517)	(6,853)	(16,832)	(10,641)	(26,775)	(5,845)
Total revenues	112,752	99,862	58,954	58,125	61,819	329,693	313,156
Expenses
Net claims and claim expenses incurred	169,716	72,818	(39,479)	4,592	61,444	207,647	475,687
Acquisition expenses	(2,591)	9,284	22,616	16,007	7,518	45,316	(12,838)
Operational and corporate expenses	4,490	11,560	8,721	8,409	719	33,180	20,715
Interest expense	1,859	1,859	1,858	1,858	1,859	7,434	7,434
Total expenses	173,474	95,521	(6,284)	30,866	71,540	293,577	490,998
(Loss) income before taxes	(60,722)	4,341	65,238	27,259	(9,721)	36,116	(177,842)
Income tax benefit (expense)	21	448	(747)	(368)	(157)	(646)	711
Net (loss) income (attributable) available to DaVinciRe common shareholders	$(60,701)	$4,789	$64,491	$26,891	$(9,878)	$35,470	$(177,131)

Net claims and claim expenses incurred - current accident year	$206,323	$74,632	$9,867	$7,943	$68,096	$298,765	$497,961
Net claims and claim expenses incurred - prior accident years	(36,607)	(1,814)	(49,346)	(3,351)	(6,652)	(91,118)	(22,274)
Net claims and claim expenses incurred - total	$169,716	$72,818	$(39,479)	$4,592	$61,444	$207,647	$475,687

Net claims and claim expense ratio - current accident year	208.8%	82.3%	18.1%	12.3%	108.0%	96.9%	175.2%
Net claims and claim expense ratio - prior accident years	(37.1)%	(2.0)%	(90.4)%	(5.2)%	(10.5)%	(29.6)%	(7.8)%
Net claims and claim expense ratio - calendar year	171.7%	80.3%	(72.3)%	7.1%	97.5%	67.3%	167.4%
Underwriting expense ratio	2.0%	23.0%	57.4%	38.0%	13.0%	25.5%	2.7%
Combined ratio	173.7%	103.3%	(14.9)%	45.1%	110.5%	92.8%	170.1%

6

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Assets
Fixed maturity investments trading, at fair value	$8,088,870	$7,814,779	$7,420,778	$7,404,761	$7,426,555
Short term investments, at fair value	2,586,520	2,461,415	2,031,943	1,616,597	991,863
Equity investments trading, at fair value	310,252	413,271	432,804	387,462	388,254
Other investments, at fair value	784,933	738,919	713,200	692,652	594,793
Investments in other ventures, under equity method	115,172	117,307	111,935	120,232	101,974
Total investments	11,885,747	11,545,691	10,710,660	10,221,704	9,503,439
Cash and cash equivalents	1,107,922	453,041	548,472	647,973	1,361,592
Premiums receivable	1,537,188	1,787,095	1,959,647	1,684,630	1,304,622
Prepaid reinsurance premiums	616,185	795,496	925,501	794,921	533,546
Reinsurance recoverable	2,372,221	1,204,059	1,454,991	1,572,321	1,586,630
Accrued investment income	51,311	46,690	44,810	43,069	42,235
Deferred acquisition costs	476,661	497,733	511,155	477,010	426,551
Receivable for investments sold	256,416	406,062	505,907	111,431	103,145
Other assets	135,127	121,724	122,048	127,571	121,226
Goodwill and other intangibles	237,418	238,803	240,187	241,572	243,145
Total assets	$18,676,196	$17,096,394	$17,023,378	$15,922,202	$15,226,131
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$6,076,271	$4,952,498	$4,702,345	$4,912,727	$5,080,408
Unearned premiums	1,716,021	2,058,851	2,267,450	1,961,746	1,477,609
Debt	991,127	990,749	990,371	989,995	989,623
Reinsurance balances payable	1,902,056	1,970,913	2,085,034	1,758,948	989,090
Payable for investments purchased	380,332	555,556	490,589	306,664	208,749
Other liabilities	513,609	147,328	134,100	130,505	792,771
Total liabilities	11,579,416	10,675,895	10,669,889	10,060,585	9,538,250
Redeemable noncontrolling interest	2,051,700	1,533,978	1,493,428	1,425,364	1,296,506
Shareholders' Equity
Preference shares	650,000	650,000	650,000	400,000	400,000
Common shares	42,207	40,266	40,263	40,246	40,024
Additional paid-in capital	296,099	42,395	35,094	38,552	37,355
Accumulated other comprehensive (loss) income	(1,433)	(1,483)	(1,101)	194	224
Retained earnings	4,058,207	4,155,343	4,135,805	3,957,261	3,913,772
Total shareholders' equity attributable to RenaissanceRe	5,045,080	4,886,521	4,860,061	4,436,253	4,391,375
Total liabilities, noncontrolling interests and shareholders' equity	$18,676,196	$17,096,394	$17,023,378	$15,922,202	$15,226,131

Book value per common share	$104.13	$105.21	$104.56	$100.29	$99.72

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
U.S. treasuries	$3,331,411	28.0%	$3,117,911	27.0%	$2,968,855	27.7%	$2,834,487	27.7%	$3,168,763	33.3%
Agencies	174,883	1.5%	143,980	1.2%	55,199	0.5%	45,365	0.5%	47,646	0.5%
Municipal	6,854	0.1%	7,061	0.1%	6,164	0.1%	506,470	5.0%	509,802	5.4%
Non-U.S. government	279,818	2.4%	254,169	2.2%	298,811	2.8%	303,056	3.0%	287,660	3.0%
Non-U.S. government-backed corporate	160,063	1.3%	137,512	1.2%	185,640	1.7%	191,202	1.9%	163,651	1.7%
Corporate	2,450,244	20.6%	2,448,795	21.2%	2,280,080	21.3%	2,147,578	21.0%	2,063,459	21.7%
Agency mortgage-backed	817,880	6.8%	836,376	7.2%	762,077	7.1%	693,377	6.8%	500,456	5.3%
Non-agency mortgage-backed	278,680	2.4%	289,649	2.5%	300,311	2.8%	302,638	2.9%	300,331	3.1%
Commercial mortgage-backed	282,294	2.4%	257,434	2.2%	248,590	2.3%	197,126	1.9%	202,062	2.1%
Asset-backed	306,743	2.6%	321,892	2.9%	315,051	3.0%	183,462	1.7%	182,725	2.0%
Total fixed maturity investments, at fair value	8,088,870	68.1%	7,814,779	67.7%	7,420,778	69.3%	7,404,761	72.4%	7,426,555	78.1%
Short term investments, at fair value	2,586,520	21.8%	2,461,415	21.3%	2,031,943	19.0%	1,616,597	15.8%	991,863	10.4%
Total consolidated fixed maturity and short term investments, at fair value	10,675,390	89.9%	10,276,194	89.0%	9,452,721	88.3%	9,021,358	88.2%	8,418,418	88.5%
Equity investments trading, at fair value	310,252	2.6%	413,271	3.6%	432,804	4.1%	387,462	3.8%	388,254	4.1%
Other investments, at fair value	784,933	6.5%	738,919	6.4%	713,200	6.6%	692,652	6.8%	594,793	6.3%
Total managed investment portfolio	11,770,575	99.0%	11,428,384	99.0%	10,598,725	99.0%	10,101,472	98.8%	9,401,465	98.9%
Investments in other ventures, under equity method	115,172	1.0%	117,307	1.0%	111,935	1.0%	120,232	1.2%	101,974	1.1%
Total investments	$11,885,747	100.0%	$11,545,691	100.0%	$10,710,660	100.0%	$10,221,704	100.0%	$9,503,439	100.0%

Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$10,675,390		$10,276,194		$9,452,721		$9,021,358		$8,418,418
Weighted average yield to maturity of fixed maturity and short term investments	3.2%		3.1%		3.0%		2.9%		2.5%
Average duration of fixed maturities and short term investments	2.1		2.0		2.2		2.4		2.5
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$7,647,460		$7,600,044		$7,056,577		$6,804,618		$6,760,383
Weighted average yield to maturity of retained fixed maturity and short term investments	3.4%		3.3%		3.1%		3.0%		2.6%
Average duration of retained fixed maturities and short term investments	2.3		2.4		2.3		2.5		2.5

(1)	Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.

(2)
Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

8

RenaissanceRe Holdings Ltd.
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
AAA	$769,757	9.5%	$732,294	9.4%	$792,956	10.7%	$723,897	9.7%	$739,822	10.0%
AA	4,745,307	58.7%	4,496,120	57.5%	4,181,431	56.3%	4,204,030	56.8%	4,341,541	58.5%
A	928,205	11.5%	880,744	11.3%	853,862	11.5%	889,814	12.0%	813,953	11.0%
BBB	658,825	8.1%	631,290	8.1%	516,911	7.0%	540,639	7.3%	522,601	7.0%
Non-investment grade and not rated	986,776	12.2%	1,074,331	13.7%	1,075,618	14.5%	1,046,381	14.2%	1,008,638	13.5%
Total fixed maturity investments, at fair value	$8,088,870	100.0%	$7,814,779	100.0%	$7,420,778	100.0%	$7,404,761	100.0%	$7,426,555	100.0%
Maturity Profile of Fixed Maturity Investments
Due in less than one year	$507,728	6.3%	$301,817	3.9%	$383,353	5.2%	$495,143	6.7%	$546,255	7.3%
Due after one through five years	4,762,712	58.9%	4,694,059	60.0%	4,421,536	59.5%	4,324,744	58.4%	4,521,930	60.9%
Due after five through ten years	1,056,087	13.1%	1,020,157	13.1%	904,070	12.2%	1,064,575	14.4%	1,007,656	13.6%
Due after ten years	76,746	0.9%	93,395	1.2%	85,790	1.2%	143,696	1.9%	165,140	2.2%
Mortgage-backed securities	1,378,854	17.0%	1,383,459	17.7%	1,310,978	17.7%	1,193,141	16.1%	1,002,849	13.5%
Asset-backed securities	306,743	3.8%	321,892	4.1%	315,051	4.2%	183,462	2.5%	182,725	2.5%
Total fixed maturity investments, at fair value	$8,088,870	100.0%	$7,814,779	100.0%	$7,420,778	100.0%	$7,404,761	100.0%	$7,426,555	100.0%

9

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Type of Investment
Catastrophe bonds	$516,571	$525,126	$501,025	$476,534	$380,475
Private equity investments	242,647	185,121	186,200	190,067	196,220
Senior secured bank loan funds	14,482	17,057	14,414	13,771	17,574
Hedge funds	11,233	11,615	11,561	12,280	524
Total other investments, at fair value	$784,933	$738,919	$713,200	$692,652	$594,793

Type of Investment
Catastrophe bonds	65.9%	71.1%	70.3%	68.8%	64.0%
Private equity investments	30.9%	25.0%	26.1%	27.4%	32.9%
Senior secured bank loan funds	1.8%	2.3%	2.0%	2.0%	3.0%
Hedge funds	1.4%	1.6%	1.6%	1.8%	0.1%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

10

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Fixed maturity investments	$60,189	$55,725	$50,416	$45,643	$46,544	$211,973	$179,624
Short term investments	11,231	9,403	7,633	5,304	3,606	33,571	11,082
Equity investments trading	1,383	903	1,490	698	998	4,474	3,628
Other investments
Private equity investments	(11,672)	8,723	3,860	(434)	13,215	477	33,999
Other	(4,871)	8,665	10,658	8,023	12,587	22,475	8,067
Cash and cash equivalents	1,102	1,104	1,039	565	360	3,810	1,196
	57,362	84,523	75,096	59,799	77,310	276,780	237,596
Investment expenses	(4,024)	(3,827)	(3,740)	(3,323)	(3,846)	(14,914)	(15,387)
Net investment income	53,338	80,696	71,356	56,476	73,464	261,866	222,209

Gross realized gains	6,339	5,229	5,133	4,583	6,068	21,284	49,121
Gross realized losses	(23,399)	(15,327)	(26,519)	(25,853)	(8,930)	(91,098)	(38,832)
Net realized (losses) gains on fixed maturity investments	(17,060)	(10,098)	(21,386)	(21,270)	(2,862)	(69,814)	10,289
Net unrealized gains (losses) on fixed maturity investments trading	16,212	(8,730)	(9,420)	(55,372)	(40,461)	(57,310)	8,479
Net realized and unrealized (losses) gains on investments-related derivatives	(8,021)	2,563	1,038	(4,364)	1,854	(8,784)	(2,490)
Net realized gains on equity investments trading	5,898	21,259	348	234	30,291	27,739	80,027
Net unrealized (losses) gains on equity investments trading	(85,683)	8,636	11,519	(1,372)	3,462	(66,900)	39,517
Net realized and unrealized (losses) gains on investments	(88,654)	13,630	(17,901)	(82,144)	(7,716)	(175,069)	135,822
Total investment result	$(35,316)	$94,326	$53,455	$(25,668)	$65,748	$86,797	$358,031

Total investment return - annualized	(1.2)%	3.3%	2.0%	(1.0)%	2.6%	0.8%	3.6%

11

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
December 31, 2018	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$2,586,520	$2,586,520	21.8%	2.1%	$2,579,900	$2,541	$553	$1,511	$751	$1,264
		100.0%			99.8%	0.1%	—%	0.1%	—%	—%
Fixed maturity investments
U.S. treasuries	3,336,969	3,331,411	28.0%	2.5%	—	3,331,411	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	118,638	118,476	1.0%	3.1%	—	118,476	—	—	—	—
Other agencies	56,547	56,407	0.5%	2.9%	—	56,407	—	—	—	—
Total agencies	175,185	174,883	1.5%	3.0%	—	174,883	—	—	—	—
Municipal	6,070	6,854	0.1%	4.8%	—	1,044	4,546	504	—	760
Non-U.S. government	284,965	279,818	2.4%	2.7%	207,103	61,233	8,216	—	3,266	—
Non-U.S. government-backed corporate	160,286	160,063	1.3%	2.8%	55,843	49,635	54,188	397	—	—
Corporate	2,513,434	2,450,244	20.6%	4.9%	41,668	197,653	854,801	607,745	719,459	28,918
Mortgage-backed
Residential mortgage-backed
Agency securities	825,365	817,880	6.8%	3.5%	262	817,618	—	—	—	—
Non-agency securities - Alt A	213,888	223,889	1.9%	4.7%	11,407	9,312	2,448	9,132	155,553	36,037
Non-agency securities - Prime	52,817	54,791	0.5%	4.4%	7,114	3,173	1,442	2,084	22,416	18,562
Total residential mortgage-backed	1,092,070	1,096,560	9.2%	3.8%	18,783	830,103	3,890	11,216	177,969	54,599
Commercial mortgage-backed	284,495	282,294	2.4%	3.6%	214,161	57,704	895	9,534	—	—
Total mortgage-backed	1,376,565	1,378,854	11.6%	3.7%	232,944	887,807	4,785	20,750	177,969	54,599
Asset-backed
Collateralized loan obligations	269,947	266,389	2.2%	4.5%	197,084	41,641	—	27,664	—	—
Credit cards	11,864	11,857	0.1%	3.0%	11,857	—	—	—	—	—
Auto loans	18,065	17,942	0.2%	3.1%	17,942	—	—	—	—	—
Student loans	2,559	2,557	—%	3.3%	2,557	—	—	—	—	—
Other	8,053	7,998	0.1%	3.7%	2,759	—	1,669	1,765	—	1,805
Total asset-backed	310,488	306,743	2.6%	4.3%	232,199	41,641	1,669	29,429	—	1,805
Total securitized assets	1,687,053	1,685,597	14.2%	3.8%	465,143	929,448	6,454	50,179	177,969	56,404
Total fixed maturity investments	8,163,962	8,088,870	68.1%	3.5%	769,757	4,745,307	928,205	658,825	900,694	86,082
		100.0%			9.5%	58.7%	11.5%	8.1%	11.1%	1.1%
Equity investments trading		310,252	2.6%		—	—	—	—	—	310,252
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		516,571	4.3%		—	—	—	—	516,571	—
Private equity investments		242,647	2.0%		—	—	—	—	—	242,647
Senior secured bank loan funds		14,482	0.1%		—	—	—	—	—	14,482
Hedge funds		11,233	0.1%		—	—	—	—	—	11,233
Total other investments		784,933	6.5%		—	—	—	—	516,571	268,362
		100.0%			—%	—%	—%	—%	65.8%	34.2%
Investments in other ventures		115,172	1.0%		—	—	—	—	—	115,172
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$11,885,747	100.0%		$3,349,657	$4,747,848	$928,758	$660,336	$1,418,016	$781,132
		100.0%			28.2%	39.9%	7.8%	5.6%	11.9%	6.6%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

12

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2018
Property	$690,718	$1,308,307	$1,087,229	$3,086,254
Casualty and Specialty	771,537	116,877	2,096,979	2,985,393
Other	1,458	—	3,166	4,624
Total	$1,463,713	$1,425,184	$3,187,374	$6,076,271

September 30, 2018
Property	$610,932	$744,391	$774,220	$2,129,543
Casualty and Specialty	773,732	102,631	1,940,244	2,816,607
Other	3,240	—	3,108	6,348
Total	$1,387,904	$847,022	$2,717,572	$4,952,498

June 30, 2018
Property	$631,642	$766,450	$568,642	$1,966,734
Casualty and Specialty	750,149	105,066	1,871,468	2,726,683
Other	4,433	—	4,495	8,928
Total	$1,386,224	$871,516	$2,444,605	$4,702,345

March 31, 2018
Property	$701,202	$850,498	$687,209	$2,238,909
Casualty and Specialty	740,809	118,380	1,801,361	2,660,550
Other	4,999	—	8,269	13,268
Total	$1,447,010	$968,878	$2,496,839	$4,912,727

December 31, 2017
Property	$696,285	$896,522	$893,583	$2,486,390
Casualty and Specialty	689,962	124,923	1,760,607	2,575,492
Other	6,605	—	11,921	18,526
Total	$1,392,852	$1,021,445	$2,666,111	$5,080,408

13

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended December 31, 2018			Three months ended December 31, 2017
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$4,952,498	$1,204,059	$3,748,439	$5,192,313	$1,588,304	$3,604,009
Incurred claims and claim expenses
Current year	1,843,454	1,292,047	551,407	538,023	196,626	341,397
Prior years	(82,478)	(8,709)	(73,769)	(41,852)	(4,519)	(37,333)
Total incurred claims and claim expenses	1,760,976	1,283,338	477,638	496,171	192,107	304,064
Paid claims and claim expenses
Current year	386,378	43,392	342,986	472,687	180,845	291,842
Prior years	248,798	71,782	177,016	140,827	12,940	127,887
Total paid claims and claim expenses	635,176	115,174	520,002	613,514	193,785	419,729
Foreign exchange	(2,027)	(2)	(2,025)	5,438	4	5,434
Reserve for claims and claim expenses, end of period	$6,076,271	$2,372,221	$3,704,050	$5,080,408	$1,586,630	$3,493,778

	Year ended December 31, 2018			Year ended December 31, 2017
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$5,080,408	$1,586,630	$3,493,778	$2,848,294	$279,564	$2,568,730
Incurred claims and claim expenses
Current year	2,910,525	1,519,758	1,390,767	3,464,548	1,562,124	1,902,424
Prior years	(331,989)	(61,240)	(270,749)	(44,160)	(3,164)	(40,996)
Total incurred claims and claim expenses	2,578,536	1,458,518	1,120,018	3,420,388	1,558,960	1,861,428
Paid claims and claim expenses
Current year	445,756	54,695	391,061	642,344	191,817	450,527
Prior years	1,121,930	618,222	503,708	584,484	60,186	524,298
Total paid claims and claim expenses	1,567,686	672,917	894,769	1,226,828	252,003	974,825
Foreign exchange	(14,987)	(10)	(14,977)	38,554	109	38,445
Reserve for claims and claim expenses, end of period	$6,076,271	$2,372,221	$3,704,050	$5,080,408	$1,586,630	$3,493,778

14

RenaissanceRe Holdings Ltd.
Fee Income

The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. ("DaVinciRe"), Top Layer Reinsurance Ltd. ("Top Layer Re") and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. Structured reinsurance products include Fibonacci Reinsurance Ltd., as well as certain other reinsurance contracts which transfer risk to capital.

	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Management fee income
Joint ventures	$3,628	$9,265	$7,125	$6,369	$423	$26,387	$15,358
Managed funds	3,051	3,260	2,745	2,406	713	11,462	3,659
Structured reinsurance products	8,213	8,530	7,958	8,611	8,944	33,312	31,177
Total management fee income	14,892	21,055	17,828	17,386	10,080	71,161	50,194

Performance fee income (loss)
Joint ventures	3,193	853	6,869	4,178	845	15,093	9,429
Managed funds	(4,430)	2,539	1,175	778	145	62	197
Structured reinsurance products	(5,020)	(1,568)	6,802	3,366	1,185	3,580	4,719
Total performance fee (loss) income (1)	(6,257)	1,824	14,846	8,322	2,175	18,735	14,345

Total fee income	$8,635	$22,879	$32,674	$25,708	$12,255	$89,896	$64,539

(1)
Performance fees are based on the performance of the individual vehicles and/or product, and could be negative in any given quarter when large losses occur, which can result in the reversal of previously accrued performance fees.

15

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(83,906)	$32,681	$191,788	$56,713	$(3,452)
Amount allocated to participating common shareholders (1)	(157)	(294)	(2,174)	(546)	(113)
	$(84,063)	$32,387	$189,614	$56,167	$(3,565)
Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -
Weighted average common shares	40,111	39,624	39,641	39,552	39,478
Per common share equivalents of employee stock options and restricted shares	—	13	13	47	—
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	40,111	39,637	39,654	39,599	39,478

Basic (loss) income per RenaissanceRe common share	$(2.10)	$0.82	$4.78	$1.42	$(0.09)
Diluted (loss) income per RenaissanceRe common share	$(2.10)	$0.82	$4.78	$1.42	$(0.09)

	Year ended
(common shares in thousands)	December 31, 2018	December 31, 2017
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$197,276	$(244,770)
Amount allocated to participating common shareholders (1)	(2,121)	(457)
	$195,155	$(245,227)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	39,732	39,854
Per common share equivalents of employee stock options and restricted shares	23	—
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,755	39,854

Basic income (loss) per RenaissanceRe common share	$4.91	$(6.15)
Diluted income (loss) per RenaissanceRe common share	$4.91	$(6.15)

(1)
Represents earnings attributable to holders of unvested restricted shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

16

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Tower Hill Companies	$1,331	$4,629	$4,555	$(910)	$(412)	$9,605	$(1,647)
Top Layer Re	2,650	2,170	1,999	2,033	1,987	8,852	9,851
Other	162	849	(728)	(266)	625	17	(174)
Total equity in earnings of other ventures	$4,143	$7,648	$5,826	$857	$2,200	$18,474	$8,030

Other Income (Loss)

	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$5,000	$543	$787	$(1,523)	$1,230	$4,807	$8,655
Other items	489	(46)	438	281	1,132	1,162	760
Total other income (loss)	$5,489	$497	$1,225	$(1,242)	$2,362	$5,969	$9,415

17

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	A+	A1	A+
DaVinci (1)	A	A+	A3	—
Renaissance Reinsurance U.S. (1)	A+	A+	—	—
RenaissanceRe Specialty U.S. (1)	A+	A+	—	—
Renaissance Reinsurance of Europe (1)	A+	A+	—	—
Top Layer Re (1)	A+	AA	—	—
Vermeer Reinsurance Ltd. (1)	A	—	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	Very Strong	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer’s financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent Syndicate 1458's financial strength rating.
(3) The A.M. Best rating for RenaissanceRe refers to the Enterprise Risk Management ("ERM") A.M. Best score within A.M. Best’s credit ratings methodology. The S&P rating for RenaissanceRe represents the rating on its ERM practices.

18

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Property Segment
Catastrophe	$108,937	$212,330	$437,720	$590,337	$35,012	$1,349,324	$1,104,450
Other property	90,981	89,083	114,907	116,631	60,154	411,602	335,987
Property segment gross premiums written	$199,918	$301,413	$552,627	$706,968	$95,166	$1,760,926	$1,440,437

Casualty and Specialty Segment
Professional liability (1)	$119,391	$111,536	$97,811	$157,113	$117,075	$485,851	$452,310
General casualty (2)	75,797	97,026	153,648	126,626	80,538	453,097	417,880
Financial lines (3)	102,167	69,253	88,215	93,267	83,157	352,902	303,800
Other (4)	50,482	46,449	85,042	75,678	31,830	257,651	183,120
Casualty and Specialty segment gross premiums written	$347,837	$324,264	$424,716	$452,684	$312,600	$1,549,501	$1,357,110

(1)	Includes directors and officers, medical malpractice, and professional indemnity.
(2)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

19

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended December 31, 2018			Three months ended December 31, 2017
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$108,937	$90,981	$199,918	$35,012	$60,154	$95,166
Net premiums written	$79,209	$91,438	$170,647	$22,564	$59,722	$82,286
Net premiums earned	$233,107	$95,478	$328,585	$150,688	$64,358	$215,046
Net claims and claim expenses incurred	192,810	82,890	275,700	145,237	36,475	181,712
Acquisition expenses	23,165	27,652	50,817	18,787	19,912	38,699
Operational expenses	30,984	6,037	37,021	13,930	3,423	17,353
Underwriting (loss) income	$(13,852)	$(21,101)	$(34,953)	$(27,266)	$4,548	$(22,718)

Net claims and claim expenses incurred - current accident year	$238,402	$85,716	$324,118	$165,171	$45,169	$210,340
Net claims and claim expenses incurred - prior accident years	(45,592)	(2,826)	(48,418)	(19,934)	(8,694)	(28,628)
Net claims and claim expenses incurred - total	$192,810	$82,890	$275,700	$145,237	$36,475	$181,712

Net claims and claim expense ratio - current accident year	102.3%	89.8%	98.6%	109.6%	70.2%	97.8%
Net claims and claim expense ratio - prior accident years	(19.6)%	(3.0)%	(14.7)%	(13.2)%	(13.5)%	(13.3)%
Net claims and claim expense ratio - calendar year	82.7%	86.8%	83.9%	96.4%	56.7%	84.5%
Underwriting expense ratio	23.2%	35.3%	26.7%	21.7%	36.2%	26.1%
Combined ratio	105.9%	122.1%	110.6%	118.1%	92.9%	110.6%

	Year ended December 31, 2018			Year ended December 31, 2017
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,349,324	$411,602	$1,760,926	$1,104,450	$335,987	$1,440,437
Net premiums written	$699,255	$355,933	$1,055,188	$694,607	$283,407	$978,014
Net premiums earned	$710,417	$340,414	$1,050,831	$700,990	$230,080	$931,070
Net claims and claim expenses incurred	282,713	215,182	497,895	1,083,376	214,609	1,297,985
Acquisition expenses	77,950	99,962	177,912	36,928	76,888	113,816
Operational expenses	93,897	19,057	112,954	77,052	17,142	94,194
Underwriting income (loss)	$255,857	$6,213	$262,070	$(496,366)	$(78,559)	$(574,925)

Net claims and claim expenses incurred - current accident year	$476,190	$242,995	$719,185	$1,127,699	$215,882	$1,343,581
Net claims and claim expenses incurred - prior accident years	(193,477)	(27,813)	(221,290)	(44,323)	(1,273)	(45,596)
Net claims and claim expenses incurred - total	$282,713	$215,182	$497,895	$1,083,376	$214,609	$1,297,985

Net claims and claim expense ratio - current accident year	67.0%	71.4%	68.4%	160.9%	93.8%	144.3%
Net claims and claim expense ratio - prior accident years	(27.2)%	(8.2)%	(21.0)%	(6.4)%	(0.5)%	(4.9)%
Net claims and claim expense ratio - calendar year	39.8%	63.2%	47.4%	154.5%	93.3%	139.4%
Underwriting expense ratio	24.2%	35.0%	27.7%	16.3%	40.8%	22.3%
Combined ratio	64.0%	98.2%	75.1%	170.8%	134.1%	161.7%

20

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net (loss) income (attributable) available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, and the associated income tax expense or benefit, and the exclusion of the write-down of a portion of the Company's deferred tax asset as a result of the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 pursuant to the Tax Cuts and Jobs Act of 2017 (the "Tax Bill"), which was enacted on December 22, 2017. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives, the associated income tax expense or benefit of those fluctuations, and the non-recurring impact of the write-down of a portion of the Company's deferred tax assets as a result of the Tax Bill. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net (loss) income (attributable) available to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(83,906)	$32,681	$191,788	$56,713	$(3,452)	$197,276	$(244,770)
Adjustment for net realized and unrealized losses (gains) on investments	88,654	(13,630)	17,901	82,144	7,716	175,069	(135,822)
Adjustment for deferred tax asset write-down (1)	—	—	—	—	36,705	—	36,705
Adjustment for income tax (benefit) expense (2)	(3,580)	1,536	(58)	(3,648)	384	(5,750)	11,587
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$1,168	$20,587	$209,631	$135,209	$41,353	$366,595	$(332,300)

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(2.10)	$0.82	$4.78	$1.42	$(0.09)	$4.91	$(6.15)
Adjustment for net realized and unrealized losses (gains) on investments	2.21	(0.34)	0.45	2.07	0.20	4.40	(3.41)
Adjustment for deferred tax asset write-down (1)	—	—	—	—	0.93	—	0.92
Adjustment for income tax (benefit) expense (2)	(0.09)	0.04	—	(0.09)	0.01	(0.14)	0.29
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.02	$0.52	$5.23	$3.40	$1.05	$9.17	$(8.35)

Return on average common equity - annualized	(7.8)%	3.1%	18.6%	5.7%	(0.3)%	4.7%	(5.7)%
Adjustment for net realized and unrealized losses (gains) on investments	8.2%	(1.3)%	1.7%	8.2%	0.8%	4.2%	(3.2)%
Adjustment for deferred tax asset write-down (1)	—%	—%	—%	—%	3.7%	—%	0.9%
Adjustment for income tax (benefit) expense (2)	(0.3)%	0.1%	—%	(0.4)%	—%	(0.1)%	0.3%
Operating return on average common equity - annualized	0.1%	1.9%	20.3%	13.5%	4.2%	8.8%	(7.7)%

(1)
Adjustment for deferred tax asset write-down represents the write-down of a portion of the Company's deferred tax asset as a result of the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 pursuant to the Tax Bill, which was enacted on December 22, 2017.

(2)
Adjustment for income tax (benefit) expense represents the income tax benefit (expense) associated with the adjustment for net realized and unrealized losses (gains) on investments. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Book value per common share	$104.13	$105.21	$104.56	$100.29	$99.72
Adjustment for goodwill and other intangibles (1)	(6.28)	(6.63)	(6.69)	(6.66)	(6.49)
Tangible book value per common share	97.85	98.58	97.87	93.63	93.23
Adjustment for accumulated dividends	19.32	18.99	18.66	18.33	18.00
Tangible book value per common share plus accumulated dividends	$117.17	$117.57	$116.53	$111.96	$111.23

Quarterly change in book value per common share	(1.0)%	0.6%	4.3%	0.6%	(0.3)%
Quarterly change in tangible book value per common share plus change in accumulated dividends	(0.4)%	1.1%	4.9%	0.8%	0.1%
Year to date change in book value per common share	4.4%	5.5%	4.9%	0.6%	(8.0)%
Year to date change in tangible book value per common share plus change in accumulated dividends	6.4%	6.8%	5.7%	0.8%	(7.2)%

(1)
At December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, goodwill and other intangibles included $27.7 million, $28.4 million, $29.1 million, $26.3 million and $16.7 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment results included in net (loss) income (attributable) available to RenaissanceRe common shareholders. A reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value” is included below:

	At
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017

Fixed maturity investments, at fair value	$8,088,870	$7,814,779	$7,420,778	$7,404,761	$7,426,555
Short term investments, at fair value	2,586,520	2,461,415	2,031,943	1,616,597	991,863
Total consolidated fixed maturity and short term investments, at fair value	$10,675,390	$10,276,194	$9,452,721	$9,021,358	$8,418,418
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures	(3,027,930)	(2,676,150)	(2,396,144)	(2,216,740)	(1,658,035)
Retained fixed maturity and short term investments, at fair value	$7,647,460	$7,600,044	$7,056,577	$6,804,618	$6,760,383

23

RenaissanceRe Holdings Ltd.
Comments on Regulation G
From time to time, the Company discusses “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from Property segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of other property gross premiums written and the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Property segment gross premiums written is included below:

	Three months ended					Year ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Property Segment
Catastrophe	$108,937	$212,330	$437,720	$590,337	$35,012	$1,349,324	$1,104,450
Other property	90,981	89,083	114,907	116,631	60,154	411,602	335,987
Property segment gross premiums written	$199,918	$301,413	$552,627	$706,968	$95,166	$1,760,926	$1,440,437

Managed Catastrophe Premiums
Property segment gross premiums written	$199,918	$301,413	$552,627	$706,968	$95,166	$1,760,926	$1,440,437
Other property gross premiums written	(90,981)	(89,083)	(114,907)	(116,631)	(60,154)	(411,602)	(335,987)
Catastrophe gross premiums written	$108,937	$212,330	$437,720	$590,337	$35,012	$1,349,324	$1,104,450
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re	797	1,475	26,027	13,660	1,540	41,959	41,772
Managed catastrophe premiums	$109,734	$213,805	$463,747	$603,997	$36,552	$1,391,283	$1,146,222

24